ADVISER MANAGED TRUST

Tactical Offensive Equity Fund

Supplement dated April 16, 2012
to the Class A Shares Prospectus dated November 30, 2011

This supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Tactical Offensive Equity Fund.

Change in Portfolio Management for the Tactical Offensive Equity Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Tactical Offensive Equity Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Delaware Management Company, a series of Delaware Management Business Trust	Liu-Er Chen, CFA	Since 2012	Portfolio Manager, Senior Vice President, Chief Investment Officer—Emerging Markets and Healthcare

In addition, under the heading "Tactical Offensive Equity Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate order thereof:

Delaware Management Company, a series of Delaware Management Business Trust: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Tactical Offensive Equity Fund. A team of investment professionals manages the portion of the Tactical Offensive Equity Fund's assets allocated to DMC. Liu-Er Chen, CFA, Portfolio Manager, Senior Vice President and Chief Investment Officer for Emerging Markets and Healthcare, heads the firm's global Emerging Markets team. In addition, Mr. Chen is the portfolio manager for Delaware Healthcare Fund, which launched in September 2007, and a global opportunities hedge fund. Before joining Delaware Investments in September 2006 in his current position, Mr. Chen spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing and business development for major American and European pharmaceutical and medical device companies. Mr. Chen is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

There are no other changes in the portfolio management of the Tactical Offensive Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-778 (04/12)

ADVISER MANAGED TRUST

Tactical Offensive Equity Fund

Supplement dated April 16, 2012
to the Statement of Additional Information ("SAI") dated November 30, 2011

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Tactical Offensive Equity Fund.

Change in Portfolio Management for the Tactical Offensive Equity Fund

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate order thereof:

DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST—Delaware Management Company ("DMC"), a series of Delaware Management Business Trust ("DMBT"), serves as a Sub-Adviser to a portion of the assets of the Tactical Offensive Equity Fund. DMBT is a subsidiary of Delaware Management Holdings, Inc. ("DMHI"). DMHI is a subsidiary and subject to the ultimate control of Macquarie Group, Limited ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. Investments in the Tactical Offensive Equity Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Tactical Offensive Equity Fund, the repayment of capital from the Tactical Offensive Equity Fund or any particular rate of return.

In addition, under the heading "Sub-Adviser Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added in the appropriate order thereof:

DMC

Compensation. SIMC pays DMC a fee based on the assets under management of the Tactical Offensive Equity Fund as set forth in an investment sub-advisory agreement between DMC and SIMC. DMC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tactical Offensive Equity Fund. The following information relates to the period ended December 31, 2011.

The portfolio manager's compensation consists of the following:

Base Salary—The portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. DMC keeps a percentage of the revenues, and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool, with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance are weighted more heavily, and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Incentive Unit Plan—The portfolio manager may be awarded incentive unit awards ("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Delaware Investments Incentive Unit Plan was adopted in order to: (i) assist DMC in attracting, retaining and rewarding key employees of the company; (ii) enable such employees to acquire or increase an equity interest in the company in order to align the interests of such employees and DMC; and (iii) provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Delaware Investments Incentive Unit Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc. is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation—The portfolio manager may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of December 31, 2011, DMC's portfolio manager did not beneficially own any shares of the Tactical Offensive Equity Fund.

Other Accounts. As of December 31, 2011, in addition to the Tactical Offensive Equity Fund, DMC's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows. Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. The personal account information is current as of December 31, 2011, for which account statements are available.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Liu-Er Chen, CFA	9	$3.44	0	$0	14	$1.67

Conflicts of Interest. The portfolio manager may perform investment management services for other funds or accounts similar to those provided to the Tactical Offensive Equity Fund, and the investment action for each other fund or account and the Tactical Offensive Equity Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Tactical Offensive Equity Fund may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the Tactical Offensive Equity Fund may give rise to potential conflicts of interest, as the portfolio manager must allocate time and effort to multiple funds or accounts and the Tactical Offensive Equity Fund. The portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DMC has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

None of the accounts managed by the portfolio manager has a performance-based fee.

The portfolio manager's management of personal accounts may also present certain conflicts of interest. While DMC's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

There are no other changes in the portfolio management of the Tactical Offensive Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-779 (04/12)